EXHIBIT 10.24
                           INDUSTRIAL LEASE AGREEMENT

In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to tenant, and Tenant hereby rents from Landlord the following described leased premises on the terms and conditions set forth in the Industrial Lease Agreement hereinafter referred to as "Lease".

                          FUNDAMENTAL LEASE PROVISIONS

Date of Lease:                 MARCH 9, 1996
Project:                       ASHCROFT BUSINESS PARK
                               HOUSTON, TEXAS 77081
Landlord:                      H-5 J.E.T. LTD
                               Address for Notices: c/o Howeth Investments, Inc.
                               720 N. Post Oak, Suite 600, Houston, TX 77024
                               Phone: (713) 688-6868

Tenant Name:                   ALLSTAR SYSTEMS, INC.

Trade Name:                    ALLSTAR SYSTEMS, INC.

Premises Address:              6411-1B ASHCROFT, HOUSTON, TX 77081

                     Address for Notices:           6401 SOUTHWEST FREEWAY
                                                    HOUSTON, TEXAS 77074

Leased Area:                   7500 Square Feet (approximately)

Total Area:                    101,250 Square Feet (approximately)

Tenant's Pro Rata Share:                  7.4%

Expense Base:                             Insurance: $6,117.00;
                                          Taxes: $31,968.00;
                                          Utilities: $ 0.00

LEASE TERM  (Sec. 2):                     Approximately 2 years and 0 months

Commencement Date:                        The 15TH day of APRIL, 1996

Expiration Date:                          The 14TH day of APRIL, 1998

FIXED MINIMUM RENT:                       Beginning on APRIL 15TH, 1996, the sum
                                          of $1,800.00 per month.  (Any changes
                                          in Fixed Minimum Rent are shown in
                                          Section 46, hereof.)

SECURITY DEPOSIT:                                             $ 1,800.00

TOTAL DUE UPON  EXECUTION:                                    $ 3,750.00

Specified Parking (Sec. 1.2):                       5 spaces, unassigned and
                                                    unreserved

Use of Premises (Sec. 5):                           WAREHOUSE AND STORAGE FOR
                                                    COMPUTER & ELECTRONICS
                                                    COMPANY

Broker(s) Payable by Landlord:                      NONE
                                                    (Commissions are earned and
                                                    paid only if and per
                                                    separate agreement.)
                                                    Telephone: N/A

The Fundamental Lease Provisions are an integral part of the Lease and each reference in this Lease to any of the Fundamental Lease Provisions shall be construed to incorporate all of the Lease related to such Fundamental Lease Provision. In the event of any conflict between any Fundamental Lease Provision and the balance of the Lease, the latter shall control. References to specific sections are for convenience and designate some of the sections where references to the particular Fundamental Lease Provision appear. The provisions of the Lease are incorporated herein to the same extent as if they preceded the party's signatures below.

This lease consists of 46.6 Articles on 14 pages, plus 1 Exhibit and 0 additional pages of Addenda or Riders, if any.

LANDLORD:            H-5 J.E.T., LTD.

By:  /s/
     H-5 Ranch, Inc., its General Partner

By:  /s/
     A.J. Howeth, Vice President


TENANT:              ALLSTAR SYSTEMS, INC.

By:  /s/
     James H. Long

                                                               Tenant's Initials

                                                             Landlord's Initials

1.       Premises, Parking and Common Areas.

         1.1 Premises. Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, the real property specified in the Fundamental Lease Provisions and herein referred to as the "Premises", as outlined on Exhibit "A" attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building". The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon which are owned by Landlord, are herein collectively referred to as the "Industrial Center".

         1.2 Vehicle Parking. Tenant shall be entitled to the amount of vehicle parking spaces specified in the Fundamental Lease Provisions, unreserved and unassigned, on those portions of the Common Areas designed by Landlord for parking. Tenant shall not use more parking spaces than specified without written consent of Landlord. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles". Vehicles other than Permitted Size vehicles are herein referred to as "Oversized Vehicles".

                  (a) Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers, or invitees, to be loaded, unloaded or parked in areas other than those designed by Landlord for such activities.

                  (b) If tenant permits or allows any of the prohibited activities described in paragraph 1.2 of this Lease, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

         1.3 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center as of the Commencement Date hereof that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other tenants of the Industrial Center and their respective employees, suppliers, shippers, customers and invites, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

         1.4 Common Areas - Tenant's Rights. Landlord hereby grants to Tenant, for the benefit of Tenant and its employees, suppliers, shippers, customers and invites, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Landlord under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Landlord or Landlord's designated agent, which consent may be revoked at any time with written notice from Landlord. In the event that any unauthorized storage shall occur then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost of removal and storage of Tenant's goods to the Tenant, which cost shall be immediately payable upon demand by Landlord.

         1.5 Common Areas - Rules and Regulations. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto provided written notice is given to Tenant. Tenant agrees to abide and conform to all such rules and regulations and to cause its employees, suppliers, shipping customers and invitees to so abide and conform. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

         1.6 Common Areas - Changes. Landlord shall have the right, in Landlord's sole discretion, from time to time:

                  (a) To make changes to the Common Areas, including, without limitations, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To add improvements to the Common Areas; (d) To use the Common Areas while engaged in making additional improvements, repairs or alternations to the Common Areas or alternations to the Industrial Center, or any portion thereof; (e) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Landlord may, in the exercise of sound business judgment, deem to be appropriate. In making any change contemplated herein, Landlord shall not unreasonably interfere with Tenant's use and enjoyment of the premises or Tenant's access thereto.

2.       Term.

         2.1 Term. The term of the Lease shall be for the period specified in the Fundamental Lease Provisions unless sooner terminated pursuant to any provision hereof.

         2.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case, Tenant shall not be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the premises is tendered to Tenant; provided, however, that if Landlord shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Tenant may, at Tenant's option, by notice in writing to Landlord within fourteen (14) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Tenant is not received by Landlord within said fourteen (14) day period, Tenant's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

         2.3 Early Possession. If Tenant occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Tenant shall pay rent for such period at the rate of the initial monthly rent as shown in the Fundamental Lease Provisions on a per day basis, and such rent shall

                                                               Tenant's Initials

                                                             Landlord's Initials
be due on the commencement date provided, however, this sentence shall not be construed to guarantee that the Premises will be fully complete with respect to all of Tenant's build out requirements.

3.       Rent.

         3.1 Base Rent. Tenant shall pay to Landlord, as Base Rent for the premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the first day of each month of the term hereof, the Fixed Minimum Rent as specified in the fundamental Lease Provisions. Upon execution of this Lease, Tenant shall pay Landlord the first full months rent. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Landlord at the address stated on the Fundamental Lease Provisions or to such other persons or at such other places as Landlord may designate in writing.

         3.2 Operating Expenses. Tenant shall pay to Landlord during the term hereof, in addition to the Base Rent, Tenant's share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                  (a) "Tenant's Pro Rata Share" for purposes of this Lease, is defined in the Fundamental Lease Provisions and is also referred to herein as "Tenant's Share".

                  (b) "Operating Expenses" is defined, for purposes of the Lease, as Tenant's pro rata share of any increases in the following expenses of Landlord to the extent such costs shall exceed the cost of such expenses for the Expense Base as shown in the Fundamental Lease Provisions hereof (hereinafter referred to as "Expense Base") (i) Insurance: Landlord's costs of the premiums for insurance policies maintained by Landlord under paragraph 7, hereof; (ii)
Taxes: the amount of Real Property Taxes to be paid by Landlord under paragraph 9 hereof; (iii) Utilities: the amount of electric, natural gas, water, sewer, or other public utility services and the cost of trash service (if any) provided to the Common Area.

                  (c) Tenant's Share of Operating Expenses shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord's option, however, an amount may be estimated by Landlord from time to time of Tenant's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Landlord shall designate, during each twelve month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Tenant pays Landlord's estimate of Tenant's Share of Operating Expenses as aforesaid, Landlord shall deliver to Tenant within ninety (90) days after the expiration of each calendar year a reasonable detailed statement showing Tenant's Share of the actual Operating Expenses incurred during the preceding year together with copies of tax receipts and receipts for the payment of insurance premiums. If Tenant's payments under this paragraph during said preceding year exceed Tenant's Share as indicated on said statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant's Share of Operating Expenses next falling due. If Tenant's payments under this paragraph during said preceding year were less than Tenant's Share as indicated on said statement, Tenant shall pay to Landlord the amount of deficiency within ten (10) days after delivery by Landlord to Tenant of said statement.

                  (d) Notwithstanding anything to the contrary contained in this paragraph 3.2 as to each specific category of expense which one or more tenants of the property specifically reimburses to Landlord (e.g., separately metered utilities, insurance premiums, properly taxes directly reimbursed to Landlord, etc.) such tenant('s) payments with respect thereto shall not be included in "Operating Expenses" for purposes of this paragraph 3.2.

4. Security Deposits. Tenant shall deposit with Landlord upon execution hereof the amount specified in the Fundamental Lease Provisions as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain al or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may come obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount then required of Tenant. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not therefore been applied by Landlord shall be returned, without payment of interest or other increment for its use, to Tenant (or to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises, No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

5.       Use.

         5.1 Use. The Premises shall be used and occupied only for the purpose specified in the Fundamental Lease Provisions or any other use which is reasonably comparable and for no other purpose.

         5.2 Compliance with Law.

                  (a) Landlord warrants to Tenant that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Tenant will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Landlord, after written notice from any governmental authority having appropriate jurisdiction, in promptly, at Landlord's sole cost and expense, rectify any such violation. Should Landlord fail to correct such violation within sixty (60) days after notice thereof then, as its sole and exclusive remedy, Tenant shall have the right to terminate this Lease without any further obligation to Landlord.

                  (b) Except as provided in paragraph 5.2(a) Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term of any part of the term hereof, relating in any manner to the Premises and the occupation and

                                                               Tenant's Initials

                                                             Landlord's Initials
use by Tenant of the Premises and of the Common Areas. Tenant shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

         5.3 Condition of Premises.

                  (a) Landlord shall deliver the Premises to Tenant clean and free of debris on the Lease commencement date (unless Tenant is already in possession) and Landlord warrants to Tenant that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Landlord, after receipt of written notice from Tenant setting forth with specificity the nature of the violation, to promptly, at Landlord's sole cost, rectify such violation. Tenant's failure to give such written notice to Landlord within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Landlord has complied with all of Landlord's obligations hereunder. The warranty contained in this paragraph 5.3(a) shall be of no force or effect if prior to the date of this Lease, Tenant was an owner or occupant of the Premises. Landlord shall, throughout the term of this Lease, make available to Tenant all warranties and like guarantees provided to Landlord for the upkeep, maintenance and repair of all machinery, fixtures and structures to be used by Tenant within or about the Premises.

                  (b) Except as otherwise provided in this Lease, Tenant hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

6.       Maintenance, Repairs, Alternations and Common Area Services.

         6.1 Landlord's Obligations. Subject to the provisions of paragraphs 3.2 (Operating Expenses), 5 (Use), 6.2 (Tenant's Obligations) and 8 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's employees, suppliers, shippers, customers, or invitees, in which event Tenant shall repair the damage, Landlord, at Landlord's expense, shall keep in good condition and repair the foundations, exterior walls, structural condition or interior bearing walls of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services generally provided to the Industrial Center as of the commencement date. Landlord shall not, however, be obligated to pain the exterior or interior surface of exterior walls, nor shall Landlord be required to maintain, repair or replace windows, doors or plate glass of the Premises. Landlord shall have no obligation to make repairs under this paragraph 6.1 until a reasonable time after receipt of written notice from Tenant of the need for such repairs. Tenant expressly waives the benefits of any statue now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair. Landlord shall not be liable for damages or loss of any kind or nature by reason of Landlord's failure to keep the Premises in good order, condition and repair except to the extent such claim for liability may be covered under the liability insurance provisions of paragraph 7.2, hereof, Landlord shall not be liable for damages or loss of any kind or nature by reason of Landlord's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Landlord. However, if any such Common Area Service(s) shall not be provided and the Premises hereunder become wholly untenable and unusable as a result thereof for more than fourteen (14) consecutive days after written notification to Landlord, then on the fifteenth
(15) day after such notice rent shall abate on a per day basis until the interruption of Common Area Services is restored. Should such interruption of the Common Area Services continue for sixty (60) consecutive days then Tenant, at Tenant's option, shall have the right to terminate this Lease entirely.

         6.2 Tenant's Obligations.

                  (a) Subject to the provisions of paragraphs 5 (Use), 6.1 (Landlord's Obligations), and 8 (Damage or Destruction), Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means or repairing the same are reasonably or readily accessible to Tenant) including, without limiting the generality of the going, all plumbing, heating, ventilating and air conditioning systems, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceiling, windows, doors, plate glass, and skylights located within the Premises. Tenant shall procure and maintain, at Tenant's expense, a ventilating and air conditioning system maintenance contract. Landlord reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and, if Landlord to elects, Tenant shall reimburse Landlord, upon demand, for the cost thereof.

                  (b) If Tenant fails to perform Tenant's obligations under this paragraph 6.2 or under any other paragraph of this Lease, Landlord may enter on the Premises after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which no notice shall be required), perform such obligations on Tenant's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Landlord upon demand.

                  (c) On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

         6.3 Alterations and Additions.

                  (a) Tenant shall not, without Landlord's prior written consent, make alternations, improvements, additions, or Utility Installations on, or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises which, by Landlord's reasonable estimate, did not exceed $2,500 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Tenant shall make no change or alternation to the exterior of the Premises nor the

                                                               Tenant's Initials

                                                             Landlord's Initials
exterior of the Building nor the Industrial Center without Landlord's prior written consent. As used in this paragraph 6.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Landlord may require that Tenant remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord, Landlord may, at any time during the term of this Lease require that Tenant remove any or all of the same.

                  (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Tenant shall desire to make and which require the consent of the Landlord shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant of all conditions of said permit in a prompt and expeditious manner.

                  (c) Tenant shall pay, when due, all claims for labor or materials furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein, Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Tenant shall, in good faith, contest the validity of any such lien claim or demand, the Tenant shall, at its sole expense defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises or the Industrial Center, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surely bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorney's fees and costs in participating in such action if Landlord shall decide it is to Landlord's best interest to do so.

                  (d) All alterations, improvements, additions and Utility Installations (where or not such Utility Installations constitute trade fixtures of Tenant), which may be made on the Premises, shall be the property of Landlord unless otherwise agreed upon in writing and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal pursuant to paragraph 6.3(a). Notwithstanding the provisions of this paragraph 6.3(d), Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of paragraph 6.2.

7.       Insurance; Indemnity.

         7.1 Liability Insurance - Tenant. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy with an insurance company satisfactory at all times to Landlord, comprehensive general liability insurance coverage in an adequate amount, as reasonably determined by Landlord's insurance broker or advisor, but not less than Five Hundred Thousand Dollars ($500,000.00) combined single limit of coverage for personal injury, death and property damage. The policy shall insure performance by Tenant of the indemnity provisions of this paragraph 7. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

         7.2 Liability Insurance - Landlord. Landlord shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Landlord, but not Tenant, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $500,000.00 per occurrence.

         7.3 Property Insurance. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Tenant's personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), and such other insurance as Landlord deems advisable.

         7.4 Payment of Premium Increase.

                  (a) After the term of this Lease has commenced, Tenant shall not be responsible for paying Tenant's Share of any increase in the property insurance premium for the Industrial Center specified by Landlord's insurance carrier is being cause by the use, acts or omissions of any other tenant of the Industrial Center, or by the nature of such other tenant's occupancy which creates an extraordinary or unusual risk.

                  (b) Tenant, however, shall pay the entirety of any increase in the property insurance premium for the industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any set or omission of Tenant.

         7.5 Insurance Policies. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord. Tenant shall deliver to Landlord copies of liability insurance policies required under paragraph 7.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Landlord, Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewals or "binders" thereof.

         7.6 Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. Tenant and Landlord shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

                                                               Tenant's Initials

                                                             Landlord's Initials

         7.7 Indemnity. Tenant shall indemnify and hold harmless Landlord from Tenant's use of the Industrial Center, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenants part to be performed under the terms of this Lease, or arising from any act or omission of Tenant, or any of Tenant's agents, contractors, or employees and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense.

         7.8 Liability. Landlord shall not be liable for any injury to or damage or loss (including loss of income) sustained to the property or person of Tenant, any agent, employee, guest, licensee, invitee, or customer of Tenant or any other person occurring in, or about the Premises which results from fire, explosion, windstorm, hail water damage or other acts of God, accident or any other cause except gross negligence or willful misconduct of Landlord, it's agents or employees. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, occupant or user of the Industrial Center nor from the failure of Landlord to enforce the provisions of any other Lease of the Industrial Center.

8.       Damage and Destruction.

         8.1 Definitions.

                  (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that, in Landlord's opinion, the cost of repair is less than fifty percent of the then replacement cost of the Premises.

                  (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that, in Landlord's opinion, the cost of repair is fifty percent or more of the then replacement cost of the Premises.

                  (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

                  (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

                  (e) "Industrial Center Building" shall mean all of the buildings on the Industrial Center site.

                  (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair if fifty percent or more of the then replacement cost of the Industrial Center Buildings.

                  (g) "Insured Loss"" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 7 which reasonably interferes with Tenants occupancy or use of the Premises. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                  (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occuring excluding all improvements made by tenant.

                  (i) "Uninsured Loss" shall mean any loss not covered under Landlord's insurance coverage in paragraphs 7.2 and 7.3 hereof which reasonably interferes with Tenants occupancy or use of the Premises.

         8.2 Premises Partial Damages; Premises Building Partial Damage.

                  (a) Insured Loss; Subject to the provisions of paragraphs 8.4 and 8.5 if at any time during the term of this Lease any option period, renewal or extension thereof, there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Landlord shall, at Landlord's expense, repair such damage to the Premises, but not Tenant's fixtures, equipment or tenant improvements, as soon as reasonable possible, and this Lease shall continue in full force and effect. If such repairs shall, by estimate of Landlord's contractor, take more than 150 days from the date such damage occurs, then Tenant, at Tenant's sole option, shall have the right to terminate this Lease, otherwise rent shall be abated until Landlord has restored the Premises to reasonably tenantable condition.

                  (b) Uninsured Loss: Subject to the provisions of paragraphs
8.4 and 8.5, if at any time during the term of this Lease there is damage which is an Uninsured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), which damage prevents Tenant from using the Premises, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, except in the event that such repairs shall, by estimate of Landlord's contractor, take more than 150 days from the date such damage occurs, then Tenant, as Tenant's sole option, shall have the right to terminate this Lease, otherwise rent shall be abated until Landlord has restored the Premises to reasonably tenantable condition, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense without reimbursement from Landlord, in which event this Lease shall continue in full force and effect and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant does not give such notice within such 10 day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         8.3 Premises Total Destruction; Premises Building Total Destruction; Industrial Center Buildings Total Destruction.

Subject to the provisions of paragraphs 8.4 and 8.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classification of either (i) Premise Total Destruction, or
(ii) Premises Building Total Destruction or (iii) Industrial Center Buildings Total Destruction, then Landlord may at Landlord's option either (i) repair such

                                                               Tenant's Initials

                                                             Landlord's Initials
damage or destruction, but not Tenant's fixtures, equipment or tenant improvements, as soon as reasonably possible at Landlord's expense, and this Lease shall continue in full force and effect, except that rent shall be abated until Landlord has restored the Premises to reasonably tenantable condition, or
(ii) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         8.4 Damage Near End of Term.

                  (a) Subject to paragraph 8.4(b), if at any time during the last six months of the term of this Lease there is substantial damages, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Landlord may at Landlord's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of such election within thirty (3) days after the date of occurrence of such damage.

                  (b) Notwithstanding paragraph 8.4(a), in the event that Tenant has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Parietal Damage during the last six months of the term of this Lease. If Tenant duly exercises such option during said twenty (20) day period, Landlord shall, at Landlord's expense, repair such damage, but not Tenant's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said twenty (20) day period then Landlord may at Landlord's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of said twenty (20) day period notwithstanding any term or provision in the grant of option to the contrary.

         8.5 Abatement of Rent; Tenant's Remedies.

                  (a) In the event Landlord repairs or restores the Premises pursuant to the Provisions of this paragraph 8, the rent payable hereunder for this period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired on a per day basis. Except, for abatement of rent, if any, Tenant shall have no claim against Landlord for any damages suffered by reason of any such damage, destruction, repair or restoration.

                  (b) If Landlord shall be obligated to repair to restore the Premises under the provisions of this paragraph 8 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         8.6 Termination - Advance Payments. Upon termination of this Lease pursuant to this paragraph 8, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

9.       Real Property Taxes.

         9.1 Payment of Taxes. Landlord shall pay the Real Property Tax, as defined in paragraph 9.3, applicable to the Industrial Center subject to reimbursement by Tenant of Tenant's Share of such taxes in accordance with the provisions of paragraph 3.2, except as otherwise provided in paragraph 9.2.

         9.2 Additional Improvements. Tenant shall not be responsible for paying Tenant's Share of any increase in Real Property Tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other tenants or by Landlord for the exclusive enjoyment of such other tenants. Tenant shall, however, pay to Landlord at the time that Operating Expenses are payable under paragraph 3.2(c) the entirety of any increase in Real Property Tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request.

         9.3 Definition of "Real Property Tax". As used herein, the term "Real Property Tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Industrial Center or in any portion thereof, as against Landlord's right to rent to other income therefrom and against Landlord's business of leasing the Industrial Center. The term "Real Property Tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, an tax, fee levy, assessment or charge hereinabove included within the definition of "Real Property Tax" or (ii) the nature of which was hereinbefore included within the definition of "Real Property Tax", (iii) which is imposed for a service or right not charged prior to the Commencement Date, or, if previously charged, has been increased since the commencement Date, or (iv) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of Real Property Tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         9.4 Joint Assessment. If the Industrial Center is not separately assessed, Tenant's Share of the real Property Tax liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Landlord from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available, Landlord's reasonable determination thereof, in good faith, shall be conclusive.

         9.5 Personal Property Taxes.

                  (a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

                                                               Tenant's Initials

                                                             Landlord's Initials

                  (b) If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

10. Utilities. Tenant shall pay for all gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises, Tenant shall pay at Landlord's option, either Tenant's Share or a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises in the Building.

11.      Assignment and Subletting.

         11.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in the Lease or in the Premises, without Landlord's prior written consent, Landlord shall respond to Tenant's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Tenant under paragraph 12.1.

         11.2 Corporate Stock Transfers. If Tenant or any approved assignee is a corporation or partnership and if at any time during the term of this Lease, the person or persons wh own a majority of either the outstanding voting shares or all outstanding shares of capital stock of such corporation or partnership at the time of the execution of this Lease or any assignment to which the Landlord has approved cease to own a majority of such shares, such change shall be deemed an assignment of this Lease by Tenant. This Section shall not apply, however, if at the time of execution of this Lease or any assignment to which Landlord has approved the outstanding voting shares of capital stock of Tenant are listed on a recognized security exchange or over-the-counter market, or as long as such sale or transfer of stock does not result in a reduction of net worth of tenant.

         11.3 Terms and Conditions of Assignment. Regardless of Landlord's consent, no assignment shall release Tenant of Tenant's obligations hereunder or alter the primary liability o tenant to pay the Base rent and Tenant's Share of Operating Expenses, and to perform all other obligations to be performed by Tenant hereunder. Landlord may accept rent from any person other than Tenant pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 11 of this Lease. Consent to one assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Tenant or any successor of Tenant, in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Tenant without notifying Tenant or any successor of Tenant without obtaining its or their consent thereto and such action shall not relief Tenant of liability under this Lease.

         11.4 Terms and Conditions Applicable to Subletting. Regardless of Landlord's consent, the following terms and conditions shall apply to any subletting by Tenant of all or any part of the premises and shall be included in sublease:

                  (a) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant's obligations under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such sublease to Landlord not be reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Tenant to perform and comply with any of Tenant's obligations to such sublessee under such sublease. Tenant hereby irrevocably authorized and directs any such sublessee, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease. Tenant agrees that such sublessee shall have the right to rely upon any such statement and request from Landlord, and that such sublessee shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against such sublessee or Landlord for any such rents so paid by said sublessee to Landlord.

                  (b) No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of sublease as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlords prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing.

                  (c) If Tenant's obligations under this Lease have been guaranteed by third parties, then a sublease, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                  (d) The consent by Landlord to any subletting shall not release Tenant from its obligations or alter the primary liability of Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under this Lease.

                  (e) The consent by Landlord to any subletting shall not constitute a consent to any subsequent subletting by Tenant or to any assignment or subletting by the sublessee. However, Landlord may consent to subsequent subletting and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

                  (f) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

                  (g) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any sublessee to attorn to Landlord, in which event Landlord shall

                                                               Tenant's Initials

                                                             Landlord's Initials
undertake the obligations of Tenant under such sublease from the time of the exercise of said option of the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to Tenant or for any other prior defaults of Tenant under such sublease.

                  (h) Each and every consent required by Tenant under a sublease shall also require the consent of Landlord.

                  (i) No sublessee shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

                  (j) Landlord's written consent to any subletting of the Premises by Tenant shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord at the time.

                  (k) With respect to any subletting to which Landlord has consented, Landlord agrees to deliver a copy of any notice of default by Tenant to the subleases and to Tenant. Such sublessee shall have the right to cure a default of Tenant within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Tenant for any such defaults cured by the sublessee.

         11.5 Attorney's Fees. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposed to do then Tenant shall pay Landlord's reasonable attorney's fees incurred in connection therewith, such attorney's fees not to exceed $350.00 for each such request without prior written notice to Tenant.

12.      Default; Remedies.

         12.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Tenant:

                  (a) The vacating or abandonment of or failure to maintain electric or telephone service to the Premises by Tenant for a period of more than thirty (30).

                  (b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of seven (7) days after written notice thereof. In the event that Landlord serves Tenant with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statues such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                  (c) Except as otherwise provided in this Lease, the failure of Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in paragraph (b) above, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord or Tenant; however, that if the nature of Tenant's noncompliance is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commenced such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such ten (10) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable Unlawful Detainer statutes.

                  (d) (i) The making by Tenant of any general arrangement of general assignment for the benefit of creditors; (ii) Tenant becomes a "debtor" as defined in 11 U.S.C. 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)
days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution of other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged with in thirty (30) days. In the event that any provision of this paragraph 12.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                  (e) The discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligation hereunder, was materially false.

         12.2 Remedies. In the event of any such material default by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have be reason as such default:

                  (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease land the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorney's fees; and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided, that portion of the leasing commission paid by Landlord pursuant to paragraph 14 applicable to the unexpired term of this Lease.

                  (b) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                  (c) Pursue any other remedy now or hereafter to Landlord under the laws of judicial decisions of the state wherein the premises are located. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of the Lease shall bear interest from the date due at the maximum rate then allowable by Law.

                  (d) In addition to any statutory landlord's lien which Landlord may have, and in order to secure payment of all rentals and all other amounts (including any payment for damages) required to be paid by Tenant to Landlord hereunder, Tenant

                                                               Tenant's Initials

                                                             Landlord's Initials
hereby grants to Landlord a security interest in and an express contractual lien upon all equipment, fixtures, furniture and improvements of Tenant now or subsequently located upon or within the leased premises (except such part of such property as may be exchanged, replaced or sold from time to time in the ordinary course of Tenant's business) and all proceeds therefrom, (all of such property herein sometimes collectively called the "Collateral"). Such Collateral shall not be removed therefrom without consent of Landlord until all the arrearage in rent as well as other payments due hereunder to Landlord shall first have been paid and all of the other covenants and conditions thereof have been fully complied with and performed by Tenant, Landlord may, in addition to any other remedies provided herein, enter upon the leased premises by picking or changing locks if necessary, and take possession of all or part of such Collateral situated upon or within the leased premises without liability for trespass or conversion (Tenant hereby waiving any right to notice or hearing prior to such taking or possession by Landlord) and sell the same at public or private sale, with or without having such Collateral at the sale, after giving Tenant reasonable notice of the time and place of any public sale or of the time after which any private sale is to be made, at which sale Landlord or its assigns may purchase, unless otherwise prohibited by law.

         12.3 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within the times herein specified or, if not specified, a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation, provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within thirty
(30) day period and thereafter diligently prosecutes the same to completion. In the event Landlord fails to cure or commence to cure such default within said thirty (30) day period or fails to complete any curative measures within a reasonable time thereafter, tenant may, as its sole and exclusive remedy hereunder, terminate this Lease by giving written notice thereof to Landlord and such termination shall be deemed effective as of the date Tenant vacates the Premises and no further obligations to Landlord shall accrue following the date Tenant vacates the Premises. In the event Landlord disputes the validity of such alleged default and submits such dispute to arbitration then, notwithstanding the foregoing sentence, Tenant shall not be entitled to terminate this Lease until a ruling in Tenant's favor has been rendered by the arbitrator in such dispute.

         12.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expenses or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, not prevent landlord from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Tenant, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 3.1 or any other provision of this Lease to the contrary.

13. Condemnation. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation:"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Tenant may, at Tenant's option, to be exercised in writing only within ten (10) days after the condemning Landlord shall have given Tenant written notice of such taking (or in absence of such notice, within ten
(10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain of any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

14. Broker's Commissions. Tenant represents and warrants that there are and will be no claims for brokerage commissions or finder's fees in connection with the execution of this Lease, except as stated in the Fundamental Lease Provisions, and Tenant agrees to indemnify Landlord against and hold Landlord harmless from all liabilities arising from any such claim (including, without limitation, the cost of counsel fees in connection therewith).

15.      Estoppel Certificate.

                  (a) Each party (or "responding party") shall, at any time upon not less than twenty (20) days prior written notice from the other party ("requesting party"), execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrance of the Premises or of the business of the requesting party.

                  (b) At the requesting party's option, the failure to deliver such statement within such time shall be conclusive upon such party that (i) this Lease is in full force and effect without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Landlord is the requesting party, not more than one month's rent has been paid in advance.

                                                               Tenant's Initials

                                                             Landlord's Initials

16. Landlord's Liability. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Industrial Center and, in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest shall be delivered to the grantee, the obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

17. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

18. Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease provided, however, that interest shall not be payable on late charges incurred by Tenant.

19. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

20. Additional Rent. All monetary obligations of Tenant to Landlord under the terms of this Lease, including but not limited to Tenant's share of Operating Expenses and insurance and tax expenses payable, shall be deemed to be rent.

21. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that no real estate broker(s) nor the Landlord or any employee or agent of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises of the Property and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

22. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail and, if given personally or by mail, shall be deemed sufficiently given if addressed to Tenant or to Landlord at the address noted on the Fundamental Lease Provisions. Either party may, by notice to the other party, specify a different address for notice purposes except that upon Tenant's taking possession of the Premises, the Premises shall constitute Tenant's address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to tome hereafter designate by notice to Tenant.

23. Waivers. No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

24. Recording. Either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

25. Holding Over. If Tenant, with or without Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month-to-month upon all the provisions of this Lease pertaining to the obligations of Tenant but the monthly rent paid during such holdover period shall be equal to one hundred fifty percent (150%) of the amount of rent paid for the last month of the Lease Term or any extension thereof. All options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month-to-month tenancy.

26. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. Covenants and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

28. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of paragraph 16, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Texas and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

29.      Subordination.

                  (a) This Lease, and any Option granted hereby, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and, so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease of the date of recording thereof.

                  (b) Tenant agrees to execute any documents required to effectuate an attornment consistent with the terms herein, a subordination or make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as default by Tenant hereunder without further notice to Landlord, at Landlord's option. Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord

                                                               Tenant's Initials

                                                             Landlord's Initials
as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this paragraph 29(b).

30. Attorney's Fees. If either party or broker(s) as specified bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court.

31. Landlord's Access. Landlord and Landlord's agents shall have the right to enter the Premises at reasonably items for the purpose of inspecting the same, showing the same to prospective purchasers, lenders or tenants and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Landlord may deem necessary or desirable. Landlord shall make a reasonably attempt to contact Tenant in person or by telephone in advance of any such entry other than in an emergency. Landlord may at any time place on or about the Building any ordinary "For Sale" signs and Landlord may at any time during the last ninety (90) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Landlord pursuant to this paragraph shall be without abatement of rent nor shall Landlord have any liability to Tenant for the same.

32. Auctions. Tenant shall not conduct or permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

33. Signs. Tenant shall not place any sign or alter any existing sign upon the Premises or the Industrial Center without Landlord's prior written consent. Under no circumstances shall tenant place a sign on any roof of the Industrial Center.

34. Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

35. Consents. Except for paragraphs 11 and 32 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

36. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Tenant under this Lease.

37. Quiet Possession. Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provision on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Landlord represent and warrant to Tenant that they are fully authorized and legally capable of executing this Lease on behalf of Landlord and that such execution is binding upon all parties holding an ownership interest in the Property.

38.      Options.

         38.1 Definition. As used in this paragraph, the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Tenant has on other property of Landlord; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center of other property of Landlord or the right of first offer to Lease other space within the Industrial Center or other property of Landlord; (3) the right or option to purchase the Premises or the Industrial Center or the right of first refusal to purchase the Premises or the Industrial Center or the right of first offer to purchase the Premises or the Industrial Center or the right or option to purchase other property of Landlord or the right of first refusal to purchase other property of Landlord or the right of first refusal to purchase other property of Landlord or the right of first offer to purchase other property of Landlord.

         38.2 Options Personal. Each option granted to Tenant in this Lease is personal to the original tenant and may be exercised only by the original Tenant while occupying the premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof and may not be exercised or assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant provided, however, that an Option may be exercised by or assigned to any corporate stock transferee as defined in paragraph 11.2 of this Lease. The Options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

         38.3 Multiple Options. In the event that Tenant has any multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior to extend or renew this Lease has been so exercised.

         38.4 Notice Required. Notwithstanding anything contained herein, Tenant shall provide not less than ninety (90) days written notice prior to the exercise of any Option granted herein.

         38.5 Effect of Default on Options.

                  (a) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to paragraph 12.1(b) or 12.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 12.1(a), 12.1(d) or 12.1(e) (without any necessity of Landlord to give notice of such default to Tenant), nor (iv) in the event that Landlord has given to Tenant three or more notices of default naming the reason for such default under paragraph 12.1(b) or 12.1(c), whether or not the defaults are cured during the 12 month period of time immediately prior to the time that Tenant attempts to exercise the subject Option.

                  (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of paragraph 384(a).

                                                               Tenant's Initials

                                                             Landlord's Initials

                  (c) All rights of Tenant under the provision of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of ten (10) days after such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant), or (ii) Tenant fails to commence to cure a default specified in paragraph 12.1(c) within ten
(10) days after the date that Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion, or (iii) Tenant commits a default described in paragraph 12.1(a), 12.1(d) or 12.1(c) (without the necessity of Landlord to give notice of such default to Tenant), or (iv) Landlord gives to Tenant three or more notices of default under paragraph 12.1(b) or 12.1(c), whether or not the defaults are cured.

39. Security Measures. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Tenant assumes all responsibility for the protection of Tenant, its agents and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses as set forth in paragraph 3.2(b).

40. Easements. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material default of this Lease by Tenant without the need for further notice to Tenant.

41. Performance and Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said party to institute suit for recover of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

42. Authority. It Tenant is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is fully authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership Tenant shall, within ten (10) days after the execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

43. Offer. Preparation of this Lease by Landlord's agent and submission of same to Tenant shall not be deemed an offer to lease. This Lease shall become binding upon Landlord and tenant only when fully executed by Landlord and Tenant.

44. Landlord's Build-Out. Any construction or "build-out" of the Premises required to be done by Landlord are outlined in Exhibit "B", attached hereto, and shall be completed in accordance with building standard specifications unless otherwise indicated at Landlord's sole cost and expense.

45. Arbitration. In the event of any bona fide dispute arising between Landlord and Tenant, their successor or assigns regarding their respective obligations, duties and/or rights under this Lease, such parties agree to submit such disputes to arbitration under the provisions of the Texas General Arbitration Act, and Section 154.001 et seq. of the Texas Civil Practice Code and Remedies Code Annotated.

46.      Special Provisions.

         46.1 The Base Rental as described in the Fundamental Lease Provisions shall be paid as follows:

                         April 15, 1996 - March 31, 1997 - $1,800.00
                         April 1, 1997  - March 31, 1998 - $1,950.00

         46.2 Tenant shall have the "Option" to terminate this Lease effective after the twelfth month by providing Landlord with ninety (90) days written notice of the desired termination date and paying a penalty to Landlord equal to the total of the Base Rent for four (4) months upon giving such notice.

         46.3 Tenant shall have the Right of First Refusal ("Option") on any available adjacent space that may become available for Lease. Tenant shall have 3 business days from the date Tenant is notified of the terms and conditions agreed to by Landlord and a new prospective tenant for the space to notify Landlord of Tenant's acceptance of the terms and conditions negotiated for the available space. If Tenant fails to notify Landlord of their acceptance or refusal within the specified time, the Right of First Refusal shall terminate and no longer be available to Tenant.

         46.4 During the first six months of the Lease, Tenant shall have the "Option" to Lease the adjacent 2500 square feet know as suite 6411-C subject to Tenant providing Landlord with written notice of the desired effective date of hte expansion and paying Landlord a fee in the amount of $2,000.00. The rent for the expansion space shall be calculated at the same per square foot rental rate as the original Lease Premises and all other terms and conditions shall apply to the expansion space.

         46.5 Within 10 days of Tenant providing Landlord with written notification of a roof leak within the Premises, Landlord shall commence the necessary roof repairs and diligently prosecute the same to completion. In the event Landlord does not timely commence and complete such repairs, Tenant shall have the right to contract with a professional roofing contractor to make the necessary repairs. Landlord shall inspect such repairs and reimburse Tenant within 30 days of receipt of demand from Tenant up to a maximum of $1,000.00 per occurrence. Under no circumstance shall Tenant have the right to offset rent.

         46.6 Article 11.2 shall not apply to outstanding voting shares or stock transfers so long as the sale or transfer does not result in a reduction in net worth of Tenant.

                                                               Tenant's Initials

                                                             Landlord's Initials